EXHIBIT 99.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Rural/Metro Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the year ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-K/A Report") that:

     (1) the 10-K/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 28, 2002


/s/ RANDALL L. HARMSEN
-------------------------------------
Randall L. Harmsen
Vice President of Finance
(Principal Financial Officer and Principal Accounting Officer)